Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Now Auto Group, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Scott Miller, Chief Executive Officer/ Financial Officer of the of the Company, and Theodore Valenzuela, Chief Operating Officer of the Company, certify in our capacities as officers of the Company, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

By:      /s/ Scott Miller
         -------------------------------
         Chief Executive Officer/Financial Officer
         November 12, 2005


By:      /s/ Theodore Valenzuela
         -------------------------------
         Chief Operating Officer
         November 12, 2005